Exhibit 3.32

Exhibit 3.32

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

MARCH 6, 2013

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

WIKO-USA, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania

do hereby certify that the foregoing and annexed is a true and correct

copy of

1 ARTICLES OF INCORPORATION filed on February 6, 1997
2 CHANGE OF REGISTERED OFFICE - Domestic filed on November 2, 1998
3 ARTICLES OF AMENDMENT-BUSINESS filed on December 21, 1999

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10905502-1
Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Filed with the Department of State on FEB 06 1997

[signature]

Secretary of the Commonwealth

Microfilm Number ________

Entity Number 2737478

ARTICLES OF INCORPORATION-FOR PROFIT OF

WIKO-USA, INC.

Name of Corporation

A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

X Business-stock (15 Pa.C.S. § 1306)

___ Business-nonstock (15 Pa.C.S. § 2102)

___ Business-statutory close (15 Pa.C.S. § 2303)

___ Management (15 Pa.C.S. § 2702)

___ Professional (15 Pa.C.S. § 2903)

___ Insurance (15 Pa.C.S. § 3101)

___ Cooperative (15 Pa.C.S. § 7102)

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The name of the corporation is: WIKO-USA, Inc.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) ________ Number and Street / City / State / Zip / County

(b) c/o: Penncorp Servicegroup Inc. — Name of Commercial Registered Office Provider — County: Dauphin

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 1,000 shares of common stock $.01 par value (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:

Name	Address
Francis V. McNamara, III, Esquire	Three Westlakes, Suite 150, 1055 Westlakes Drive, Berwyn, PA 19312

6. The specified effective date, if any, is: ________ month day year hour, if any

FEB -6 97

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev. 90)-2

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.
The shareholders of the Corporation will not have cumulative voting rights.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. § 77a et seq.).

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is: ______________________

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 5th day of February, 19 97.

______________________ (Signature)

Francis V. McNamara, III (Signature)
Incorporator

** TOTAL PAGE.005 **

** TOTAL PAGE.06 **

[redacted]

Microfilm Number 9950-472

Entity Number 2757478

Filed with the Department of State on NOV 02 1998

Kim Pizzingrilli
ACTING
Secretary of the Commonwealth

JK

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

X Domestic Business Corporation (15 Pa.C.S. § 1507)

___ Foreign Business Corporation (15 Pa.C.S. § 4144)

___ Domestic Nonprofit Corporation (15 Pa.C.S. § 5507)

___ Foreign Nonprofit Corporation (15 Pa.C.S. § 614

___ Domestic Limited Partnership (15 Pa.C.S. § 850

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: WIKO-USA, INC.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) ______ Number and Street ______ City ______ State ______ Zip ______ County

(b) c/o: PENNCORP SERVICEGROUP INC. Name of Commercial Registered Office Provider — DAUPHIN County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

415 EAGLEVIEW ROAD,SUITE 108, EXTON, PA 19341, CHESTER COUNTY
Number and Street ______ City ______ State ______ Zip ______ County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: ______ Name of Commercial Registered Office Provider ______ County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 27th day of October, 19 98.

WIKO-USA, INC.
(Name of Corporation/Limited Partnership)

BY: ______________________
(Signature)

TITLE: PRESIDENT

DEC 21 1999

Microfilm Number______________ Filed with the Department of State on______________

Entity Number -137478

Kim Pizzingrilli
Secretary of the Commonwealth JK

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: WIKO-USA, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 415 Eagleview Road, Suite 108, Exton, Pennsylvania 19341 Chester
Number and Street City State Zip County

(b) c/o: ______________ County
Name of Commercial Registered Office Provider

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law of 1988

4. The date of its incorporation is: 2/5/97

5. (Check, and if appropriate complete, one of the following):

X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___ The amendment shall be effective on: ______________ at ______________
Date Hour

6. (Check one of the following):

___ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).

X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7. (Check, and if appropriate complete, one of the following):

X The amendment adopted by the corporation, set forth in full, is as follows:

RESOLVED, that Article FOURTH of the Articles of Incorporation is hereby amended in its entirety to read as follows:

FOURTH. The aggregate number of shares which the Corporation shall have authority to issue is Ten Thousand (10,000) shares of Common Stock with a par value of $.01 per share.

___ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

Certification#: [illegible]

DSCB:15-1915 (Rev 90)-2

8. (Check if the amendment restates the Articles):

___The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 20th day of DECEMBER, 1999.

WIKO-USA, INC

BY: ______________________
(Signature)

TITLE: PRESIDENT

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

☐ **Return document by mail to:** Name Address City State Zip Code ☐ **Return document by email to:** ____________	Articles of Amendment Domestic Corporation DSCB:15-1915/5915 (rev. 7/2015) 1915

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

Fee: $70

Check one: ☑ Business Corporation (§ 1915) ☐ Nonprofit Corporation (§ 5915)

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

WIKO-USA, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
(Complete only (a) or (b), not both)

(a) Number and Street City	State	Zip	County
415 Eagleview Road, Suite 108, Exton	Pennsylvania	19341	Chester

(b) Name of Commercial Registered Office Provider County

c/o:

3. The statute by or under which it was incorporated: Business Corporation Law of 1988, as amended

4. The date of its incorporation: 02/06/1997
(MM/DD/YYYY)

5. *Check, and if appropriate complete, one of the following:*

✓ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

____ The amendment shall be effective on: ______________ at __________
Date (MM/DD/YYYY) Hour (if any)

6. *Check one of the following*:

____ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

✓ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. *Check, and if appropriate complete, one of the following:*

✓ The amendment adopted by the corporation, set forth in full, is as follows

1. The name of the Corporation is: RPC Bramlage, Inc.

2. The address of the Corporation's registered office in this Commonwealth shall be 1075 Hemlock Road, Morgantown, PA 19543.

____ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. *Check if the amendment restates the Articles:*

____ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this

________ day of ________________, 2017 .

WIKO-USA, Inc.
Name of Corporation

Signature

Title